Exhibit 10.32B
TABLE OF CONTENTS

PAGE & SA
ARTICLES	NUMBER
1. Quantity, Model and Description	1, SA-20

2. Delivery Schedule	1, SA-20

3. Price	1, SA-20

4. Payment	2, SA-20

5. Miscellaneous	2, SA-20

TABLE	SA NUMBER
1.
777-200ER Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
Original Purchase Agreement, SA-3, SA-17 & SA-18

1-1.
777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year
SA-1

1-2.
777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year
SA-2 & SA-6

P.A. No. 1980 Table of Contents, Page i	BOEING PROPRIETARY	SA-20

TABLE		SA NUMBER
1-3.
777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.
777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
SA-5, SA-6 & SA-9

1-5.
777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-13

P.A. No. 1980 Table of Contents, Page ii	BOEING PROPRIETARY	SA-20

TABLE	SA NUMBER

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

1-7.
SA-20 777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Base Year
SA-20

TABLE	SA NUMBER
2.
777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
SA-15 & SA-16

3.
777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year
SA-15 & SA-16

P.A. No. 1980 Table of Contents, Page iii	BOEING PROPRIETARY	SA-20

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration — 777-323ER	SA-20
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables — 777-323ER	SA-20
CS1.	Customer Support Variables
CS1-2	Customer Support Variables — 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1-BR1.	Engine Escalation and Engine Warranty	SA-15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity — 777-323ER	SA-20

PA or SA
LETTER AGREEMENTS		NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-071R1	Purchase Obligations	PA3219

6-1162-AKP-072R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20

P.A. No. 1980 Table of Contents, Page iv	BOEING PROPRIETARY	SA-20

PA or SA
LETTER AGREEMENTS		NUMBER
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

6-1162-AKP-109R3	Business Considerations	SA-20

6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees — 777-323ER	SA-20

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-1162-AKP-114	Installation of Cabin Systems Equipment

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment — 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP-118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

AAL-PA-1980-LA-1003536	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

P.A. No. 1980 Table of Contents, Page v	BOEING PROPRIETARY	SA-20